_________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 18, 2002

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89556	13-6357101
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York (Address of Principal Executive Offices)	10004 (Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                           None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

In connection with the offering of the GSR Mortgage Loan Trust 2002-11F, Mortgage Pass-Through Certificates, Series 2002-11F, Goldman, Sachs & Co. (the “Underwriter”), has prepared certain materials (the “Computational Materials”) furnished to the Registrant by the Underwriter, which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”).  The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-89556) (the “Registration Statement”).  The Securities and Exchange Commission declared this Registration Statement effective at 9:00 A.M. on June 6, 2002.  The Computational Materials are incorporated by reference in the Registration Statement and attached hereto as Exhibit 99.1.

The Computational Materials were prepared solely by the Underwriter and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

The Underwriter has also prepared, in connection with the offering of GSR Mortgage Loan Trust 2002-11F, certain materials (the “Collateral Term Sheet”) for distribution to potential investors.  Although GS Mortgage Securities Corp. provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheet filed hereby.

For purposes of this Form 8-K, “Collateral Term Sheet” shall mean certain descriptive information about the mortgage loans underlying the offering of GSR Mortgage Loan Trust 2002-11F’s offering of Mortgage Pass-Through Certificates, including data regarding the contractual and related characteristics of the underlying mortgage loans, such as the weighted average coupon, weighted average maturity and other factual information regarding the types of assets comprising the mortgage pool.  The Collateral Term Sheet is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Computational Materials.

99.2

Collateral Term Sheet.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                      GS MORTGAGE SECURITIES CORP.

                                                                       By: /s/ Jay F. Strauss

                                                                              Name: Jay F. Strauss

                                                                              Title:  Secretary

Dated:  October 18, 2002

EXHIBIT INDEX

Exhibit No.                                         Description

99.1

Computational Materials for proposed offering of GSR Mortgage Loan Trust 2002-11F Mortgage Pass-Through Certificates, Series 2002-11F

99.2

Collateral Term Sheet for proposed offering of GSR Mortgage Loan Trust 2002-11F Mortgage Pass-Through Certificates, Series 2002-11F

Exhibit 99.1     Computational Materials

Exhibit 99.2     Collateral Term Sheet